SECURITIES AND EXCHANGE
                                   COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 23, 2002



                            The X-Change Corporation
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             (Exact name of registrant as specified in its charter)


Nevada                              0-41703                       43-1594165
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(State or other                   (Commission                     (IRS Employer
jurisdiction of                   File Number)                    Identification
incorporation)                                                    Number)




            36 West 44th Street, Suite 1201, New York, New York 10036
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (646) 728-7023

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

c)       Exhibits.

  Exhibit
  Number                          Description

99.1     Press  release  dated  December  24,  2002   announcing   execution  of
         securities repurchase agreement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           The X-Change Corporation



                                           By: ___/s/ Susan Landin______________
                                           Title: ___Chief Operating Officer____


Date: December 24, 2002